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                                                                    EXHIBIT 23.4


                              CONSENT OF COUNSEL


     We consent to the reference to our firm under the caption "Experts" in the Registration Statement on Form S-1 and related Prospectus of Silicon Gaming, Inc., for the registration of 4,025,000 shares of its common stock.



                                         WAYCASTER & WARREN
                                         Jackson, Mississippi



May 29, 1996

                                         BY: /s/ Jim Warren
                                             --------------
                                                 Jim Warren